TRENT EQUITY FUND,
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                         SUPPLEMENT DATED MARCH 15, 2000
                      TO PROSPECTUS DATED DECEMBER 16, 1999


     The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for less than 60 days. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.

     This fee does not apply to (i) any shares purchased through reinvested dividends or capital gains; (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts, or (iii) involuntary redemptions of low balance accounts.